UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2006



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.

                                ON BEHALF OF THE

                      GMACM Home Equity Loan Trust 2006-HE5
             (Exact name of registrant as specified in its charter)

           Delaware                      333-131211-15          41-1955181
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN   55437
               (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code (952) 857-7000
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events.

         On or about November 29, 2006, the GMACM Home Equity Loan Trust 2006-HE5 (the "Trust") will issue GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE5, including the following publicly-offered classes: Class I-A-1, Class II-A-1 and Class II-A-2 (the "Term Notes").

         On November 27, 2006, Orrick, Herrington & Sutcliffe LLP delivered its legality opinion with respect to the Term Notes and its opinion with respect to certain federal income tax matters.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c)  Exhibits:  The  following  are filed as  Exhibits to this
Report:


Exhibit
Number

5.1 Opinion of Orrick, Herrington & Sutcliffe LLP.

8.1 Opinion of Orrick, Herrington & Sutcliffe LLP.

23.1 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 5.1).

23.2 Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as
Exhibit 8.1).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 RESIDENTIAL ASSET MORTGAGE
                                                 PRODUCTS, INC.



                                                 By:  /s/ Patricia C. Taylor
                                                      Name:   Patricia C. Taylor
                                                      Title:  Vice President



Dated:  November 27 2006



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                                  Exhibit Index


EXHIBIT 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

EXHIBIT 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP.

EXHIBIT 23.1

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 5.1).

EXHIBIT 23.2

Consent of Orrick,  Herrington & Sutcliffe  LLP  (included  in opinion  filed as
Exhibit 8.1).